Exhibit 10.5

ASSUMPTION AND NOVATION AGREEMENT

THIS ASSUMPTION AND NOVATION AGREEMENT is made by and between VR HOLDINGS, INC., a Delaware corporation (“VR Holdings”), LITIGATION DYNAMICS, INC. a Texas corporation (“LDI”), and STRUCTURED FINANCIAL SERVICE, LLC, a Michigan limited liability company (“Structured Financial Service”), who agree as follows:

WHEREAS, on September , 2012, VR Holdings, LDI, J. Michael Moore, Zane Russell, CapNet Securities Corporation, a Texas corporation, John E. Baker, Deohge Corp., a Maryland corporation, Pamela Lapides, The Cancer Foundation, Inc., a Maryland corporation, John Foster Woods, and Barry L. Dahne executed that certain Separation Agreement (the “Separation Agreement”); and

WHEREAS, any capitalized terms used herein shall have the same meaning as used in the Separation Agreement; and

WHEREAS, on May 23, 2012, VR Holdings executed and delivered to Structured Financial Service a promissory note in the amount of $50,000.00 more fully described in Exhibit A attached hereto (the “Structured Financial Service Note”); and

WHEREAS, pursuant to Paragraph 4(e) of the Separation Agreement, LDI agreed to assume and agree to pay the Structured Financial Service Note and to secure from Structured Financial Service a release and novation with respect to the Structured Financial Service Note;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Parties agree as follows:

1.

Assumption.  LDI hereby agrees to assume, from and after the date of the Separation Agreement, all of VR Holdings’ rights, duties and obligations in, to and under the Structured Financial Service Note.  Upon such assumption, VR Holdings shall be released from all rights, duties and obligations with respect to the Structured Financial Service Note, and LDI agrees to reimburse VR Holdings for and hold VR Holdings harmless against any obligation to perform any of the assigned duties and obligations under the Structured Financial Service Note.

2.

Novation.  VR Holdings, LDI and Structured Financial Service hereby agree that this Agreement shall constitute a novation of the obligations of VR Holdings under the Structured Financial Service Note.  Accordingly, all of the rights, duties and obligations of VR Holdings under the Structured Financial Service Note are hereby extinguished.  Structured Financial Service recognizes LDI as VR Holdings’ successor in interest in and to all of VR Holdings’ rights, duties and obligations in, to and under the Structured Financial Service Note.

3.

Other Actions.  The Parties hereto agree that they will take those actions reasonably necessary to carry out the matters contemplated by this Agreement or any of its provisions.

4.

Indemnification by LDI.  LDI, individually and for its assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, shall hold harmless and indemnify VR Holdings, its stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, from and against any and all claims, demands, debts, expenses, including court costs or attorney’s fees, dues, liens liabilities, cause or causes of action, whether statutory, in contract, express or implied, either at law or in equity, including quantum meruit, or in tort, as well as any other kind or character of action with respect to the Structured Financial Service Note now held, owned or possessed by anyone in whole or in part, or which anyone may claim to hold or which anyone hereafter may claim to hold, for, on account of, or growing out of, related to or concerning, whether directly or indirectly, proximately or remotely, the Structured Financial Service Note.

5.

Mediation and Arbitration.  All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the Parties, with such mediation to be held in Houston, Texas.  If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law.  Any Party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy.  The exercise of such arbitration rights by any Party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights.  An arbitration award may be entered in any court having jurisdiction.

6.

Attorneys’ Fees.  In the event that it should become necessary for any Party entitled hereunder to bring suit against any other Party to this Agreement for a breach of this Agreement, the Parties hereby covenant and agree that the Party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other Parties.  Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each Party shall bear its own costs and expenses.

7.

Benefit.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

8.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to VR Holdings, addressed to Mr. John E. Baker at 1615 Chester Road, Chester, Maryland 21619, telephone (443) 519-0129, telecopier (239) 384-9437, and e-mail john.baker@inwaretechnologies.com; and if to LDI, addressed to Mr. Zane Russell at 925 South Mason, Suite 375, Katy, Texas 77450, telephone (713) 893-1821, and email zrussell@litdyn.com; and if to the Structured Financial Service, addressed to Mr. Ron Peoples at 900 South Wilmington Street, Raleigh, North Carolina 27601, telephone (919) 832-8887, and email rtp246@aol.com.  Any Party hereto may change its address upon 10 days’ written notice to any other Party hereto.

9.

Construction.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

10.

Waiver.  No course of dealing on the part of any Party hereto or its agents, or any failure or delay by any such Party with respect to exercising any right, power or privilege of such Party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

11.

Cumulative Rights.  The rights and remedies of any Party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

12.

Invalidity.  In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

13.

Headings.  The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

14.

No Third-Party Beneficiary.  Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the Parties hereto and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other Party, whomsoever, it being the intention of the Parties hereto that no one shall be or be deemed to be a third-Party beneficiary of this Agreement.

15.

Time of the Essence.  Time is of the essence of this Agreement.

16.

Incorporation by Reference.  All agreements, exhibits, attachments, and schedules referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

17.

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all Parties hereto.

18.

Law Governing; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof.  Each Party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Harris County, Texas, as well as of the Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement.  Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

19.

Entire Agreement.  This instrument and the attachments hereto contain the entire understanding of the Parties and may not be changed orally, but only by an instrument in writing signed by the Party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of September 24, 2012.

VR HOLDINGS, INC.

By

    John E. Baker, Chief Executive Officer

LITIGATION DYNAMICS, INC.

By

    Zane Russell, Chief Executive Officer

STRUCTURED FINANCIAL SERVICE, LLC

By

    Ron Peoples, Chief Executive Officer

Attachment:

Exhibit A

Structured Financial Service Note

Exhibit A
Structured Financial Service Note

VR HOLDINGS, INC.

PROMISSORY NOTE

Chester, Maryland

Issue Date:  May 23, 2012

$50,000.00

FOR VALUE RECEIVED, the undersigned, VR Holdings, Inc., a Delaware corporation, its successors and assigns (“VRH”), hereby promises to pay to the order of Structured Financial Service, LLC, a Michigan limited liability company, with a principal business address of 900 South Wilmington Street, Raleigh, NC 27601 or registered assigns (the “Holder”), the sum of Fifty Thousand and 00/100 Dollars ($50,000.00), together with interest thereon, in lawful money of the United States, in accordance with the terms hereof.

1.

Interest.  The principal amount outstanding from time to time under this Note shall accrue interest at a rate of 10% per annum from the date hereof until paid (not compounded).

In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by VRH or inadvertently received by the Holder or other holder hereof, then such excess sum shall be credited as a payment of principal, unless VRH shall notify the Holder or other holder in writing that VRH elects to have such excess sum returned to it forthwith.  It is the express intent hereof that VRH not pay and the Holder or other holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by VRH under applicable law.

2.

Payment.  Principal and interest shall be paid as follows:

(a)

Interest shall be payable quarterly on the August 23, 2013, November 23, 2012, February 23, 2013 and May 23, 2013.

(b)

Principal shall be paid as follows.  Within five (5) days of VRH’s receipt of proceeds from the sale of its common stock through subscription agreements, VRH shall pay Holder ten percent (10%) of the net proceeds received by VRH from the sale of its common stock.  The term “net proceeds” shall mean the gross proceeds received by VRH from the sale of its common stock, less any commissions paid by VRH in connection with the sale of such common stock.  Any principal outstanding as of the maturity date shall be paid in full on the maturity date.

Payments of the principal of and interest on this Note will be made to the Holder at the address specified above or to such other address as the Holder may designate in writing to VRH in United States dollars.

3.

Maturity.  The outstanding principal and interest due on this Note shall be due and payable in full on May 23, 2013 (the “Maturity Date”).

4.

Prepayment.  This Note may be prepaid, in whole or in part, at any time and from time to time without penalty or premium.  Any such prepayments shall be applied first to the payment of any costs of collection that may be due hereunder, then to the payment of accrued interest, and the balance shall be applied to principal.

5.

Events of Default and Acceleration.  Any part or all of the amount due to the Holder hereunder, at the option of the Holder shall become immediately due and payable without notice or demand (which are expressly waived by VRH) upon the occurrence of any of the following events of default:

(a)

any default in the payment of (1) the principal amount hereunder when due, or (2) interest on this Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) that is not corrected within 3 business days; or

(b)

VRH shall fail to observe or perform any other material covenant or agreement contained in this Note, which failure is not cured, if possible to cure, within 30 days after receipt of notice thereof; or

(c)

any merger, consolidation, reorganization or conversion of VRH, without the prior written consent of the Agent; or

(d)

VRH shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(e)

a proceeding or case shall be commenced in respect of VRH, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of VRH or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against VRH or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to VRH and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days.

6.

Remedies.  The remedies of Holder, or other holder, as provided herein and in any instruments granting security for this Note, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Holder, or other holder, and may be exercised as often as occasion therefor shall occur.  No act, delay or omission by Holder or other holder in exercising any right hereunder shall be deemed a waiver of such right or any other remedy unless such waiver is in writing and signed by Holder or other holder and, then, only to the extent specifically set forth in writing.  A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.  The acceptance by Holder or other holder of any payment hereunder which is less than payment in full of all amounts due and payable hereunder on the date of such payment shall not constitute a waiver by Holder or other holder of its right to exercise the foregoing option at that time or at any subsequent time or nullify any prior exercise of said option.

If this Note is not paid when due, regardless of how such maturity may be brought about, or is collected or attempted to be collected by the initiation or prosecution of any suit, or any probate or bankruptcy court proceeding or by any other judicial proceeding, or is placed in the hands of an attorney for collection, then VRH shall pay in addition to all other amounts owing hereunder, all court costs and reasonable attorney’s fees incurred by the holder in connection therewith.

7.

Waiver and Consent.  VRH and all sureties, endorsers and guarantors of this Note hereby waive presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agree that the holder shall not be required first to initiate any suit or exhaust its remedies against the undersigned or any other person or parties in order to enforce payment of this Note, and consent to any extension, rearrangement, renewal or postponement of the time for payment of this Note, and to any other indulgence with respect thereto without notice, consent or consideration to any of them.  VRH further expressly consents to the release of any party liable for the obligation secured by this Note, the release of any security which may have been or may be given for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the undersigned and any endorsers hereof, and without any notice the Holder or other holder hereof may take security herefor, or alone, or together with any present or future owner or owners of any security given or to be given for this Note, may from time to time extend, renew, or otherwise modify the date or dates or amount or amounts of payment above recited; or, the Holder or other holder hereof may, from time to time, release any part or parts of any property and interest covered by any instruments creating such security interest, with or without consideration, and that in any such case each maker, co-maker, endorser, surety and guarantor shall continue liable to pay the unpaid balance of the indebtedness evidenced hereby as so additionally secured, extended, renewed or modified, and notwithstanding any such release.

8.

Governing Law; Consent to Jurisdiction.  This Note shall be governed by and construed in accordance with the laws of the State of Michigan.  Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any federal or state court in the State of North Carolina and VRH and the Holder irrevocably submit to the jurisdiction of such court.

9.

Miscellaneous Provisions.  This Note shall be binding on the successors and assigns of VRH and inure to the benefit of the Holder, its successors, endorsees and assigns.  If any terms or provisions of this Note are deemed invalid, the validity of all other terms and provisions hereof shall in no way be affected thereby.  This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

IN WITNESS WHEREOF, VRH has caused this Note to be signed in its name by its authorized officer as of the date written above.

VR HOLDINGS, INC.

By:

Its:

SCHEDULE I

NOTE CONVERSION FORM

To be signed only upon conversion of the Note.

The undersigned, the holder of the within Note, hereby irrevocably elects to convert [$________ of] such Note for, and to purchase thereby, __________ Units of _________ and exchanges the within Note in payment thereof and requests that such Units be issued and delivered to, ___________________________________________, the address for which is set forth below the signature of the undersigned.

Dated: ______________________

__________________________________________

(Signature)

__________________________________________

__________________________________________

__________________________________________

(Address)

__________________________________________

(Taxpayer ID Number)

4